UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 S. Virginia Street, Suite 800
Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange

7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 25, 2023, Modiv Inc. (the “Registrant”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Registrant’s definitive proxy statement as filed with the Securities and Exchange Commission on Schedule 14A on May 1, 2023.

Proposal No. 1 – The election of seven directors for a term expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualify

All of the director nominees listed below were elected by the Registrant’s stockholders to hold office until the next annual meeting of stockholders in 2024 and until his or her respective successor has been duly elected and qualifies or until his or her earlier resignation or removal, as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Aaron S. Halfacre	3,752,664	654,325	576,426
Adam Markman	3,781,473	625,516	576,426
Asma Ishaq	3,644,385	762,604	576,426
Curtis B. McWilliams	3,602,370	804,619	576,426
Thomas H. Nolan, Jr.	3,719,356	687,633	576,426
Kimberly Smith	3,772,444	634,545	576,426
Connie Tirondola	3,721,819	685,170	576,426

Proposal No. 2 – The ratification of the appointment of Grant Thornton LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2023

The Registrant’s stockholders ratified the appointment of Grant Thornton LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as follows:

Votes For	Votes Against	Abstentions
4,392,837	265,786	324,792

Proposal No. 3 – Approval, on an advisory (non-binding) basis, of the compensation paid to the Registrant’s named executive officers for the year ended December 31, 2022

The Registrant’s stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Registrant’s named executive officers for the year ended December 31, 2022, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,070,534	844,203	492,252	576,426

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

	By:	/s/ RAYMOND J. PACINI
		Name:	Raymond J. Pacini
		Title:	Chief Financial Officer

Date: July 27, 2023